UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 13, 2012

(Date of earliest event reported)

Callidus Software, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500, Pleasanton, CA 94588

(Address of principal executive offices) (Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 8, 2012, Callidus Software Inc. (“Callidus”) issued a press release announcing, among other things, its financial results as of and for the quarter ended December 31, 2011. The Company’s management team held a conference call on February 8, 2012 to discuss the aforementioned financial results, which was also broadcast live via webcast.

In accordance with SEC rules, prior to that conference call, the Company attempted to furnish a Current Report on Form 8-K that included the press release reporting the Company’s financial results.  However, as a result of a technical issue, the 8-K was not furnished to the SEC until after the conference call had commenced.  As a result, the Company is also furnishing transcript of the conference call herewith on a one time basis as Exhibit 99.1. A webcast replay of the conference call will be available at the Investor Relations section of Callidus’ website through February 16, 2012.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The forward-looking statements included in the transcript, including discussion of Callidus’ commercial prospects, estimates its first quarter 2012 total revenues, operating expenses, stock-based compensation expense, amortization of acquired intangibles, acquisition related expenses and patent litigation expenses reflect Callidus’ management’s best judgment based on factors currently known and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, potential disruption of customer purchase decisions resulting from global economic conditions, timing and size of orders, potential material fluctuations in financial results and future growth rates, decreases in customer spending, increased legal expense related to pending patent litigation, uncertainty regarding purchasing trends in the SPM market, customer cancellations or non-renewal of maintenance contracts or on-demand services, potential inability to manage effectively any growth Callidus experiences, uncertainty regarding the demand for and profitability of on-demand services, increased competition or new entrants in the marketplace, and other risks detailed in Callidus’ reports filed with the Securities and Exchange Commission (SEC), including its Form 10-K for 2010 and the Form 10-Q for the first, second and third quarters of 2011, copies of which may be obtained by contacting Callidus Software’s Investor Relations department at 925-251-2248, or from the Investor Relations section of Callidus Software’s website (CallidusCloud Investor Relations). Actual results may differ materially from those presently reported. Callidus assumes no obligation to update the information contained in the transcript.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1     Transcript of earnings release conference call on February 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE, INC.

Date: February 12, 2012	By:	/s/ Ronald J. Fior
Ronald J. Fior
Chief Financial Officer, Senior Vice President, Finance and Operations

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript from the conference call held on February 8, 2012